                                                                  EXHIBIT 10.14

                               WAIVER AGREEMENT

     This Waiver Agreement dated as of November 4, 1999 executed with reference to the Loan Agreement dated as of March 23, 1998, as amended, among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders referred to therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent with reference to the following facts:

     A. Borrower has failed to be in compliance with its obligations under the Fixed Charge Coverage covenant set forth in Section 6.13 as of the last day of its Fiscal Quarters ended May 31, 1999 and August 31, 1999, and with the Senior Leverage covenant set forth in Section 6.12 of the Loan Agreement as of the last day of its Fiscal Quarter Ended August 31, 1999.

     B. Borrower anticipates that it will not be in compliance with such convenants as of the last day of its Fiscal Quarter ending November 30, 1999.

     C. During the period beginning on August 31, 1999, Peter A. Morton has purchased $8,000,000 in preferred stock of Borrower. Peter A. Morton has also agreed to purchase (or cause an entity to be designated by Peter A. Morton to purchase) for cash additional preferred stock of Borrower
     (with identical rights and preferences) prior to December 31, 1999, in the amount of $20,000,000 (for a total of $28,000,000).

     D. Borrower has agreed to use the proceeds of issuance of such additional preferred stock, concurrently with the issuance thereof, to
     (i) pay all remaining construction payables associated with the Proposed Expansion, and (ii) repay and reduce the outstanding Obligations by an amount not less than $18,000,000. Concurrently therewith, Borrower shall reduce the Commitment by not less than $15,000,000.

     1. DEFINITIONS. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

     2. ADDITIONAL PREFERRED STOCK; COMMITMENT REDUCTIONS. (a) Borrower has heretofore issued preferred stock in the aggregate amount of $8,000,000 in a form delivered to the Administrative Agent and its counsel.

     (b) Borrower covenants and agrees that it shall issue, not later than December 31, 1999, an additional $20,000,000 of preferred stock to Peter A. Morton (or an entity to be designated by Peter A. Morton) in exchange for cash and with identical rights and preferences EXCEPT THAT such additional preferred stock may provide for a coupon in the amount of twelve percent (12%) or such higher rate as may be acceptable to the Administrative Agent.

     (c) Borrower hereby agrees that concurrently with the issuance to Peter
A. Morton or his designee of the final $20,000,000 of preferred stock referred to above, it shall (i) pay all remaining construction payables associated with the Proposed Expansion, and (ii) repay the outstanding Obligations by the amount of the net cash proceeds of such issuance (but not less than $18,000,000). Borrower agrees that, concurrently with the making of such payment, the Commitment shall be automatically reduced by $15,000,000.

     (d) Provided that the Commitment is so reduced by an amount which is not less than $15,000,000 on or prior to December 31, 1999, the Lenders hereby agree that the mandatory reductions to the Commitment of $2,475,000 each required by Section 2.6 of the Loan Agreement to occur on February 29, 2000, May 31, 2000, August 31, 2000 and November 30, 2000 shall be waived.

     3. REPRESENTATIONS. Borrower represents and warrants to the Lenders that:

         (a) No Default or Event of Default has occurred and remains continuing which is not cured by this Waiver Agreement;

         (b) Before giving effect to the purchases of preferred stock described in Section 2 of this Amendment, the Senior Leverage Ratio as of August 31, 1999 is not greater than 4.85:1.00 and the Fixed Charge Coverage Ratio as of the same date is not less than 0.60:1.00.

     4. AUGMENTATION OF ANNUALIZED EBITDA AND WAIVER. Subject to the accuracy of the representation set forth in Section 3(b) hereof, the Lenders hereby waive any failure of the Borrower to be in compliance with Sections
6.12 and 6.13 of the Loan Agreement as of the Fiscal Quarters ended May 31, 1999 and August 31, 1999. The Lenders hereby agree that the $8,000,000 amount of the preferred stock heretofore issued by Borrower shall be added to Annualized EBITDA of Borrower in determining the numerator of the Senior Leverage Ratio and the Fixed Charge Coverage Ratio for the Fiscal Quarter ending November 30, 1999 and the three immediately following Fiscal Quarters. No portion of the additional $20,000,000 in preferred stock proposed to be issued by Borrower shall be so added.

     5. SENIOR LEVERAGE RATIO AS OF NOVEMBER 30, 1999. The Lenders hereby waive the requirement of Section 6.12 that the Senior Leverage Ratio not be in excess of 2.35:1.00 as of November 30, 1999, provided that the Senior Leverage Ratio as of that date is not in excess of 3.00:1.00.

     6. FIXED CHARGE COVERAGE RATIO AS OF NOVEMBER 30, 1999. The Lenders hereby waive the requirement of Section 6.13 that the Fixed Charge Coverage Ratio be not less than 1.15:1.00 as of November 30, 1999, provided that the Fixed Charge Coverage Ratio as of that date is not less than 1.05:1.00.

     7. MAINTENANCE CAPITAL EXPENDITURES. The Lenders hereby waive the failure of Borrower to comply with Section 6.14(b)'s limitation on the amount of Maintenance Capital Expenditures which may be made by Borrower during any Fiscal Year with respect to the Fiscal Year ending November 30, 1999 only, and provided that such Maintenance Capital Expenditures do not exceed $7,500,000 during such Fiscal Year.

     8. ACKNOWLEDGMENT REGARDING RELEASE OF MAKE-WELL AGREEMENT. It is acknowledged and agreed that, in determining whether the "Release Date" referred to in the Make-Well agreement has occurred, no portion of the proceeds of preferred stock issued by Borrower shall be deemed to increase Annualized EBITDA.

     9. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness hereof, the Administrative Agent shall have received:

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          (a) Written consents hereto executed by each of the Lenders; and

          (b) a written consent and reaffirmation executed by Peter A. Morton in the form of Exhibit A hereto, pursuant to which he shall confirm his agreement to purchase Acceptable Preferred Stock as aforesaid.

     6. CONFIRMATION. In all other respects, the Loan Agreement and the other Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement as of the date first written above by their duly authorized representatives.


                                       HARD ROCK HOTEL, INC.

                                       By:  /s/ Peter Morton
                                            ----------------------------------

                                       Title: President
                                              --------------------------------

                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent

                                       By:  /s/ Janice Hammond
                                            ----------------------------------
                                            Janice Hammond, Vice President

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                               CONSENT OF LENDER

     The undersigned Lender is a party to the Loan Agreement dated as of March 23, 1998, as amended, among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders referred to therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent, and hereby consents to the execution and delivery of a proposed Waiver Agreement, substantially in the form of a draft provided to the undersigned.


BANK OF AMERICA, N.A.
---------------------------
[Name of Lender]

By: ILLEGIBLE
   ------------------------

Title: Managing Director
       --------------------

                               CONSENT OF LENDER

     The undersigned Lender is a party to the Loan Agreement dated as of March 23, 1998, as amended, among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders referred to therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent, and hereby consents to the execution and delivery of a proposed Waiver Agreement, substantially in the form of a draft provided to the undersigned.


BANK OF SCOTLAND
----------------------------
[Name of Lender]

By: /s/ Annie Glynn
   -------------------------
Title: Annie Glynn, Senior Vice President
       ----------------------------------

                               CONSENT OF LENDER

     The undersigned Lender is a party to the Loan Agreement dated as of March 23, 1998, as amended, among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders referred to therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent, and hereby consents to the execution and delivery of a proposed Waiver Agreement, substantially in the form of a draft provided to the undersigned.


Imperial Bank
----------------------------
[Name of Lender]

By: /s/ Steven K. Johnson
   -------------------------

Title: SVP - Imperial Bank
       ---------------------

                               CONSENT OF LENDER

     The undersigned Lender is a party to the Loan Agreement dated as of March 23, 1998, as amended, among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders referred to therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent, and hereby consents to the execution and delivery of a proposed Waiver Agreement, substantially in the form of a draft provided to the undersigned.


PNC Bank, National Association





 /s/ Denise D. Killen
------------------------------
Denise D. Killen
Vice President

                               CONSENT OF LENDER

     The undersigned Lender is a party to the Loan Agreement dated as of March 23, 1998, as amended, among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders referred to therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent, and hereby consents to the execution and delivery of a proposed Waiver Agreement, substantially in the form of a draft provided to the undersigned.


Wells Fargo Bank N.A.
----------------------------
[Name of Lender]

By: ILLEGIBLE
   -------------------------

Title: Relationship Manager
       ---------------------

                                   Exhibit A

                           CONSENT OF PETER A. MORTON

     This consent is delivered with reference to the Loan agreement dated as of March 23, 1998, as amended, among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders referred to therein and Bank of America National Trust and Savings Association (now known as Bank of America, N.A.), as Administrative Agent. The undersigned hereby consents to the execution, delivery and performance of a proposed Waiver Agreement dated as of August 31, 1999, substantially in the form delivered to the undersigned as a draft. The undersigned further confirms for the benefit of the Lenders that (a) he has agreed to make an additional purchase of $20,000,000 in Acceptable Preferred Stock (as described in the Waiver Agreement) on or before December 31, 1999, and (b) giving effect to the Amendment, the Completion Guaranty and the Make Well Agreement referred to in the Loan Agreement remain in full force and effect.

     It is acknowledged and agreed that, in determining whether the "Release Date" referred to in the Make-Well Agreement has occurred, no portion of the proceeds of Acceptable Preferred Stock shall be deemed to increase Annualized EBITDA.


                                             /s/ Peter A. Morton
                                             ------------------------------
                                             Peter A. Morton